Proxy Voting Results:
Michigan Municipal Money Market & Michigan Municipal Income Fund

A special meeting of Fidelity Michigan Municipal Money Market Fund's shareholders was held on July 15, 2009. The results of votes taken among shareholders on the proposal before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To elect a Board of Trustees.A
	# of Votes	% of Votes
James C. Curvey
Affirmative	1,062,804,275.68	93.287
Withheld	76,479,112.93	6.713
TOTAL	1,139,283,388.61	100.000
Albert R. Gamper, Jr.
Affirmative	1,063,829,833.21	93.377
Withheld	75,453,555.40	6.623
TOTAL	1,139,283,388.61	100.000
Abigail P. Johnson
Affirmative	1,063,010,736.31	93.305
Withheld	76,272,652.30	6.695
TOTAL	1,139,283,388.61	100.000
Arthur E. Johnson
Withheld	75,048,755.23	6.587
TOTAL	1,139,283,388.61	100.000
Affirmative	1,064,234,633.38	93.413
Michael E. Kenneally
Affirmative	1,066,369,026.63	93.600
Withheld	72,914,361.98	6.400
TOTAL	1,139,283,388.61	100.000
James H. Keyes
Affirmative	1,064,690,310.64	93.453
Withheld	74,593,077.97	6.547
TOTAL	1,139,283,388.61	100.000
Marie L. Knowles
Affirmative	1,063,415,425.04	93.341
Withheld	75,867,963.57	6.659
TOTAL	1,139,283,388.61	100.000
	# of Votes	% of Votes
Kenneth L. Wolfe
Affirmative	1,064,071,271.06	93.398
Withheld	75,212,117.55	6.602
TOTAL	1,139,283,388.61	100.000

A Denotes trust-wide proposal and voting results.

Annual Report

Proxy Voting Results - continued

A special meeting of Fidelity Michigan Municipal Income Fund's shareholders was held on July 15, 2009. The results of votes taken among shareholders on the proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To elect a Board of Trustees.A
	# of Votes	% of Votes
James C. Curvey
Affirmative	4,976,218,711.54	94.504
Withheld	289,372,080.80	5.496
TOTAL	5,265,590,792.34	100.000
Albert R. Gamper, Jr.
Affirmative	4,987,868,999.13	94.726
Withheld	277,721,793.21	5.274
TOTAL	5,265,590,792.34	100.000
Abigail P. Johnson
Affirmative	4,976,588,327.75	94.511
Withheld	289,002,464.59	5.489
TOTAL	5,265,590,792.34	100.000
Arthur E. Johnson
Affirmative	4,988,940,352.10	94.746
Withheld	276,650,440.24	5.254
TOTAL	5,265,590,792.34	100.000
Michael E. Kenneally
Affirmative	4,992,662,223.53	94.817
Withheld	272,928,568.81	5.183
TOTAL	5,265,590,792.34	100.000
James H. Keyes
Affirmative	4,992,058,743.17	94.805
Withheld	273,532,049.17	5.195
TOTAL	5,265,590,792.34	100.000
Marie L. Knowles
Affirmative	4,988,818,909.12	94.744
Withheld	276,771,883.22	5.256
TOTAL	5,265,590,792.34	100.000
	# of Votes	% of Votes
Kenneth L. Wolfe
Affirmative	4,972,086,622.42	94.426
Withheld	293,504,169.92	5.574
TOTAL	5,265,590,792.34	100.000
PROPOSAL 2
To amend the Declaration of Trust to reduce the required quorum for future shareholder meetings.A
	# of Votes	% of Votes
Affirmative	3,718,758,060.08	70.624
Against	804,668,445.99	15.282
Abstain	283,572,864.94	5.385
Broker Non-Votes	458,591,421.33	8.709
TOTAL	5,265,590,792.34	100.000

A Denotes trust-wide proposal and voting results.

Annual Report

Proxy Voting Results:
Fidelity Ohio Municipal Money Market Fund & Ohio Municipal Income Fund

A special meeting of Fidelity Ohio Municipal Money Market Fund's shareholders was held on July 15, 2009. The results of votes taken among shareholders on the proposal before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To elect a Board of Trustees.A
	# of Votes	% of Votes
James C. Curvey
Affirmative	1,062,804,275.68	93.287
Withheld	76,479,112.93	6.713
TOTAL	1,139,283,388.61	100.000
Albert R. Gamper, Jr.
Affirmative	1,063,829,833.21	93.377
Withheld	75,453,555.40	6.623
TOTAL	1,139,283,388.61	100.000
Abigail P. Johnson
Affirmative	1,063,010,736.31	93.305
Withheld	76,272,652.30	6.695
TOTAL	1,139,283,388.61	100.000
Arthur E. Johnson
Affirmative	1,064,234,633.38	93.413
Withheld	75,048,755.23	6.587
TOTAL	1,139,283,388.61	100.000
Michael E. Kenneally
Affirmative	1,066,369,026.63	93.600
Withheld	72,914,361.98	6.400
TOTAL	1,139,283,388.61	100.000
James H. Keyes
Affirmative	1,064,690,310.64	93.453
Withheld	74,593,077.97	6.547
TOTAL	1,139,283,388.61	100.000
Marie L. Knowles
Affirmative	1,063,415,425.04	93.341
Withheld	75,867,963.57	6.659
TOTAL	1,139,283,388.61	100.000
	# of Votes	% of Votes
Kenneth L. Wolfe
Affirmative	1,064,071,271.06	93.398
Withheld	75,212,117.55	6.602
TOTAL	1,139,283,388.61	100.000

A Denotes trust-wide proposal and voting results.

Annual Report

Proxy Voting Results - continued

A special meeting of Fidelity Ohio Municipal Income Fund's shareholders was held on July 15, 2009. The results of votes taken among shareholders on the proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To elect a Board of Trustees.A
	# of Votes	% of Votes
James C. Curvey
Affirmative	4,976,218,711.54	94.504
Withheld	289,372,080.80	5.496
TOTAL	5,265,590,792.34	100.000
Albert R. Gamper, Jr.
Affirmative	4,987,868,999.13	94.726
Withheld	277,721,793.21	5.274
TOTAL	5,265,590,792.34	100.000
Abigail P. Johnson
Affirmative	4,976,588,327.75	94.511
Withheld	289,002,464.59	5.489
TOTAL	5,265,590,792.34	100.000
Arthur E. Johnson
Affirmative	4,988,940,352.10	94.746
Withheld	276,650,440.24	5.254
TOTAL	5,265,590,792.34	100.000
Michael E. Kenneally
Affirmative	4,992,662,223.53	94.817
Withheld	272,928,568.81	5.183
TOTAL	5,265,590,792.34	100.000
James H. Keyes
Affirmative	4,992,058,743.17	94.805
Withheld	273,532,049.17	5.195
TOTAL	5,265,590,792.34	100.000
Marie L. Knowles
Affirmative	4,988,818,909.12	94.744
Withheld	276,771,883.22	5.256
TOTAL	5,265,590,792.34	100.000
	# of Votes	% of Votes
Kenneth L. Wolfe
Affirmative	4,972,086,622.42	94.426
Withheld	293,504,169.92	5.574
TOTAL	5,265,590,792.34	100.000
PROPOSAL 2
To amend the Declaration of Trust to reduce the required quorum for future shareholder meetings.A
	# of Votes	% of Votes
Affirmative	3,718,758,060.08	70.624
Against	804,668,445.99	15.282
Abstain	283,572,864.94	5.385
Broker Non-Votes	458,591,421.33	8.709
TOTAL	5,265,590,792.34	100.000

A Denotes trust-wide proposal and voting results.

Annual Report

Proxy Voting Results:
Minnesota Muni Income & Short-Intermediate Muni Income

A special meeting of the fund's shareholders was held on July 15, 2009. The results of votes taken among shareholders on the proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To elect a Board of Trustees.A
	# of Votes	% of Votes
James C. Curvey
Affirmative	4,976,218,711.54	94.504
Withheld	289,372,080.80	5.496
TOTAL	5,265,590,792.34	100.000
Albert R. Gamper, Jr.
Affirmative	4,987,868,999.13	94.726
Withheld	277,721,793.21	5.274
TOTAL	5,265,590,792.34	100.000
Abigail P. Johnson
Affirmative	4,976,588,327.75	94.511
Withheld	289,002,464.59	5.489
TOTAL	5,265,590,792.34	100.000
Arthur E. Johnson
Affirmative	4,988,940,352.10	94.746
Withheld	276,650,440.24	5.254
TOTAL	5,265,590,792.34	100.000
Michael E. Kenneally
Affirmative	4,992,662,223.53	94.817
Withheld	272,928,568.81	5.183
TOTAL	5,265,590,792.34	100.000
James H. Keyes
Affirmative	4,992,058,743.17	94.805
Withheld	273,532,049.17	5.195
TOTAL	5,265,590,792.34	100.000
Marie L. Knowles
Affirmative	4,988,818,909.12	94.744
Withheld	276,771,883.22	5.256
TOTAL	5,265,590,792.34	100.000
Kenneth L. Wolfe
Affirmative	4,972,086,622.42	94.426
Withheld	293,504,169.92	5.574
TOTAL	5,265,590,792.34	100.000
PROPOSAL 2
To amend the Declaration of Trust to reduce the required quorum for future shareholder meetings.A
	# of Votes	% of Votes
Affirmative	3,718,758,060.08	70.624
Against	804,668,445.99	15.282
Abstain	283,572,864.94	5.385
Broker Non-Votes	458,591,421.33	8.709
TOTAL	5,265,590,792.34	100.000

A Denotes trust-wide proposal and voting results.

Annual Report

Proxy Voting Results:
Fidelity Pennsylvania Municipal Money Market & Fidelity Pennsylvania Municipal Income Fund

A special meeting of Fidelity Pennsylvania Municipal Money Market Fund's shareholders was held on July 15, 2009. The results of votes taken among shareholders on the proposal before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To elect a Board of Trustees.A
	# of Votes	% of Votes
James C. Curvey
Affirmative	1,062,804,275.68	93.287
Withheld	76,479,112.93	6.713
TOTAL	1,139,283,388.61	100.000
Albert R. Gamper, Jr.
Affirmative	1,063,829,833.21	93.377
Withheld	75,453,555.40	6.623
TOTAL	1,139,283,388.61	100.000
Abigail P. Johnson
Affirmative	1,063,010,736.31	93.305
Withheld	76,272,652.30	6.695
TOTAL	1,139,283,388.61	100.000
Arthur E. Johnson
Affirmative	1,064,234,633.38	93.413
Withheld	75,048,755.23	6.587
TOTAL	1,139,283,388.61	100.000
Michael E. Kenneally
Affirmative	1,066,369,026.63	93.600
Withheld	72,914,361.98	6.400
TOTAL	1,139,283,388.61	100.000
James H. Keyes
Affirmative	1,064,690,310.64	93.453
Withheld	74,593,077.97	6.547
TOTAL	1,139,283,388.61	100.000
Marie L. Knowles
Affirmative	1,063,415,425.04	93.341
Withheld	75,867,963.57	6.659
TOTAL	1,139,283,388.61	100.000
	# of Votes	% of Votes
Kenneth L. Wolfe
Affirmative	1,064,071,271.06	93.398
Withheld	75,212,117.55	6.602
TOTAL	1,139,283,388.61	100.000

A Denotes trust-wide proposal and voting results.

Annual Report

A special meeting of Fidelity Pennsylvania Municipal Income Fund's shareholders was held on July 15, 2009. The results of votes taken among shareholders on the proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To elect a Board of Trustees.A
	# of Votes	% of Votes
James C. Curvey
Affirmative	4,976,218,711.54	94.504
Withheld	289,372,080.80	5.496
TOTAL	5,265,590,792.34	100.000
Albert R. Gamper, Jr.
Affirmative	4,987,868,999.13	94.726
Withheld	277,721,793.21	5.274
TOTAL	5,265,590,792.34	100.000
Abigail P. Johnson
Affirmative	4,976,588,327.75	94.511
Withheld	289,002,464.59	5.489
TOTAL	5,265,590,792.34	100.000
Arthur E. Johnson
Affirmative	4,988,940,352.10	94.746
Withheld	276,650,440.24	5.254
TOTAL	5,265,590,792.34	100.000
Michael E. Kenneally
Affirmative	4,992,662,223.53	94.817
Withheld	272,928,568.81	5.183
TOTAL	5,265,590,792.34	100.000
James H. Keyes
Affirmative	4,992,058,743.17	94.805
Withheld	273,532,049.17	5.195
TOTAL	5,265,590,792.34	100.000
Marie L. Knowles
Affirmative	4,988,818,909.12	94.744
Withheld	276,771,883.22	5.256
TOTAL	5,265,590,792.34	100.000
	# of Votes	% of Votes
Kenneth L. Wolfe
Affirmative	4,972,086,622.42	94.426
Withheld	293,504,169.92	5.574
TOTAL	5,265,590,792.34	100.000
PROPOSAL 2
To amend the Declaration of Trust to reduce the required quorum for future shareholder meetings.A
	# of Votes	% of Votes
Affirmative	3,718,758,060.08	70.624
Against	804,668,445.99	15.282
Abstain	283,572,864.94	5.385
Broker Non-Votes	458,591,421.33	8.709
TOTAL	5,265,590,792.34	100.000

A Denotes trust-wide proposal and voting results.

Annual Report